KRANE SHARES TRUST

KraneShares SSE STAR Market 50 Index ETF
(the “Fund”)

Supplement dated January 22, 2021 to the currently effective Summary Prospectus, Statutory Prospectus, and Statement of Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus and Statutory Prospectus (together, the “Prospectus”) and the Statement of Additional Information for the Fund and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2020.

1.	Due to a change in the name of the Fund’s Underlying Index, all references to the SSE Star Market 50 Component Index are replaced with SSE Science and Technology Innovation Board 50 Index.

2.	The fee table and expense example in the “Fees and Expenses of the Fund” and “Example” sections of the Fund’s Prospectus are deleted in their entirety and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.88%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.89%
*Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.
**Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years
$91	$284

3.	All references to SSE STAR Market are replaced with SSE Science and Technology Innovation Board.

4.
In the “Principal Investment Strategies” section of the Fund’s Prospectus and in the “Additional Information About the Funds - Underlying Indexes - KraneShares SSE STAR Market 50 Index ETF” section of the Fund’s Statutory Prospectus, the first sentence of the second paragraph is deleted and replaced with the following:

The Underlying Index components are weighted based on their free-float market capitalizations, subject to a 10% cap on any particular component.

5.
In the table following the third paragraph of the section entitled “Management - Investment Adviser” to the Fund’s Statutory Prospectus, the reference to the management fee of 0.99% of the average daily net assets of the Fund is deleted and the following is added:

KraneShares SSE STAR Market 50 Index ETF	0.88%

6.
In the table following the third paragraph of the section entitled “Investment Adviser” to the Fund’s Statement of Additional Information, the reference to the management fee of 0.99% of the average daily net assets of the Fund is deleted and the following is added:

KraneShares SSE STAR Market 50 Index ETF	0.88%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.